SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                  of 1934
                           (Amendment No.         )

  Filed by Registrant x
  Filed by a Party other than the Registrant []
  Check the appropriate box:
  [x]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [ ]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           INTERPHASE CORPORATION
               (Name of Registrant as Specified In Its Charter)

  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [x]  No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ______________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ______________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ______________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ______________________________________________________________
       (5) Total Fee Paid
  ______________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:
  ______________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ______________________________________________________________
       (3) Filing Party:

       (4) Date Filed:
  ______________________________________________________________

                        [INTERPHASE COMPANY LOGO]


              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held May 3, 2000



  To the Holders of Common Stock of
    Interphase Corporation:

       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Interphase Corporation, a Texas corporation (the "Company"), will be held on May 3, 2000 at 10:00 a.m. local time at the Renaissance Hotel at 4099 Valley View Lane, Dallas, Texas, for the following purposes:

       (a) to elect six directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified;

       (b) to ratify and approve an amendment to the Company's Amended and Restated Stock Option Plan to increase the aggregate number of shares issuable upon exercise of options thereunder from 2,350,000 to 3,500,000;

       (c) to ratify and approve an amendment to the Company's Amended and Restated Director Stock Option plan to increase the aggregate number of shares issuable upon exercise of options thereunder from 500,000 to 750,000, and to provide that each annual grant is increased from 5,000 to 10,000, and to provide that new director grants be increased from 10,000 to 20,000, and to provide that the option term is increased from five to ten years.

       (d) to ratify and approve an amendment to the Company's Articles of Incorporation to change the par value of the company's Common Stock from no par value to a par value of $.10 per share; and

       (e) to transact such other business as may properly come before the meeting or any adjournment thereof.

       It is desirable that as large a proportion as possible of the shareholders' interests be represented at the meeting. Whether or not you plan to be present at the meeting, you are requested to sign the enclosed proxy and return it promptly in the enclosed envelope.

                                     By order of the Board of Directors


                                     S. Thomas Thawley
                                     Secretary
  Dallas, Texas
  March 30, 2000

                       Interphase Corporation
                            13800 Senlac
                        Dallas, Texas  75234


                           PROXY STATEMENT
                   ANNUAL MEETING OF SHAREHOLDERS
                       To be Held May 3, 2000


       This Proxy Statement is furnished to shareholders of Interphase Corporation, a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 3, 2000. Proxies in the form enclosed will be voted at the meeting, or if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company. This proxy statement is first being mailed to shareholders on or about March 30, 2000.

                      PERSONS MAKING THE SOLICITATION

       The accompanying proxy is being solicited by the Board of Directors of the Company. The cost of soliciting the proxies and the Annual Meeting will be borne entirely be the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of pocket expenses they incur in connection with forwarding the solicitation material.

                 OUTSTANDING CAPITAL STOCK AND RECORD DATE

       The record date for shareholders entitled to notice of and to vote at the annual meeting is March 6, 2000. At the close of business on that date, the Company had issued, outstanding and entitled to be voted at the meeting 5,827,409 shares of Common Stock, no par value ("Common Stock").

                  ACTION TO BE TAKEN AT THE MEETING

       The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted for the election as directors of the Company of the six persons named under the caption "Election of Directors," ratify and approve an amendment to the Company's Amended and Restated Stock Option Plan, ratify and approve an amendment to the Company's Amended and Restated Director Stock Option Plan, to ratify and approve an amendment to the Company's Articles of Incorporations, and to transact such other business as may properly come before the meeting.

       Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

                          QUORUM AND VOTING

       The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. Abstentions will be included in vote totals and, as such, will have the same effect on each proposal other than the election of directors as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal at this meeting.

                          PRINCIPAL SHAREHOLDERS
       The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of March 6, 2000 by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, (ii) certain executive officers and each director of the Company and (iii) all executive officers and directors as a group. Each of the persons named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him or it unless otherwise indicated.

  Name and address of                      Amount and Nature of  Percent of
  Beneficial Owner (1)                     Beneficial Ownership    Class
  --------------------                     --------------------    -----
  Gregory B. Kalush                           443,665    (2) (3)    7.6%
  S. Thomas Thawley                           263,625      (2)      4.5%
  R. Stephen Polley                            40,000      (2)      0.7%
  David H. Segrest                             37,000      (2)      0.6%
  Paul N. Hug                                  32,000      (2)      0.6%
  James F. Halpin                              32,000      (2)      0.6%
  William Voss                                 21,000      (2)      0.4%


  All executive officers and                  869,290      (4)     15.0%
  directors as a group (8 persons)

  Motorola Inc.                               406,665      (5)      7.0%
  1303 E. Algonquin Road
  Schaumburg, IL  60196

  Wellington Management                       360,500               6.2%
  75 State Street
  Boston, MA  02109


  (1)  The address  for these  people  is Interphase  Corporation,  13800
       Senlac, Dallas, TX  75234.
  (2)  Includes options  to purchase  Common Stock  with exercise  prices ranging from  $4.38-$16.88 per  share (fair  market value  on  the respective dates of grant) as follows:  Mr. Polley, 40,000 shares;
       Mr. Hug,  32,000 shares; Mr.  Segrest, 32,000 shares; Mr.  Halpin,
       30,000 shares;    Mr. Thawley,  37,000  shares; Mr.  Voss,  20,000
       shares and Mr. Kalush, 37,000 shares
  (3)  Includes beneficial ownership  of shares due  to voting rights  on shares held by Motorola (406,665 shares).
  (4)  Includes 228,000  shares that  may be  acquired upon  exercise  of stock options.
  (5)  Pursuant to a stock repurchase  agreement with Motorola, Inc.  the
       Company will purchase  all the  shares owned  by Motorola  ratably from October 1998 to July 2002 at $6.25 per share.

                        ELECTION OF DIRECTORS

       Six directors are to be elected at the meeting. To be elected a director, each nominee must receive a plurality of all of the votes cast at the meeting for the election of directors. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

       A brief description of each nominee for director of the Company is provided below. Directors hold office until the next annual meeting of the shareholders or until their successors are elected and qualified.

       Gregory B. Kalush, 43, was appointed the Chief Executive Officer, President and Director of the Company in March 1999, he joined the Company in February 1998, as Chief Financial Officer, Vice President of Finance and Treasurer. Mr. Kalush is also the sole member of the New Employee Stock Option Committee of the Board of Directors. Prior to joining Interphase Mr. Kalush was with DSC Communications Corporation from 1995 to 1997. While at DSC he served as Vice President Transmission Data Services, Vice President of Operations, International Access Products and Group Vice President of Finance, Transport Systems Group. Prior to DSC, Mr. Kalush was with IBM Corporation from 1978 to 1994, during that time his positions included Chief Financial Officer and Operations Executive for the Skill Dynamics Business Unit, Director of Finance, Planning and Administration for the southwest area, and Division Director of Finance and Operations for the Data Systems division.

       James F. Halpin, 49, was elected a director in 1996. He is the Chief Executive Officer of CompUSA Inc. Mr. Halpin has served as President and a director of CompUSA since May 1993 and as Chief Executive Officer since December 1993. Mr. Halpin also served as Chief Operating Officer from May 1993 to January 1995. From 1990 to November 1992, Mr. Halpin was President of HomeBase, a home center warehouse retailer. Mr. Halpin is a member of the Compensation Committee of the Board of Directors.

       Paul N. Hug, 56, was elected a director in 1983. He has been a certified public accountant engaged in public accounting practice as owner of Paul Hug & Co. CPA's since 1988. Mr. Hug is a member of the Compensation Committee and the General Stock Option Committee, and is Chairman of the Audit Committee of the Board of Directors.

       David H. Segrest, 55, was elected a director in 1983. He has been engaged in the practice of law since 1970 and has served as a partner of Gardere & Wynne, L.L.P., and its predecessors since 1975. Gardere & Wynne, L.L.P., has served as counsel to the Company since 1978. Mr. Segrest is a member of the Audit Committee and the Compensation Committee of the Board of Directors.

       S. Thomas Thawley, 58, is a co-founder of the Company and has served as Secretary and a director of the Company since its inception in 1977.

       William R. Voss, 46, was appointed to the Board of Directors in 1997. Mr. Voss has served as Managing Partner of Lake Pacific Partner, LLC since 1999. Voss served as Chief Executive Officer and President for Natural Nutrition Group from 1995 to 1999. Previously, Mr. Voss served as President and Chief Executive Officer of McCain Foods, Inc., from 1993 to 1995. Prior to 1993 he was President and Chief Operating Officer of Pilgrim's Pride Corporation.


  Committees and Meetings of the Board of Directors

       The Board of Directors has established four committees, the Audit Committee, the Compensation Committee, the General Stock Option Committee, and the New Employee and Retention Stock Option Committee. No nominating committee has been established. The current Audit Committee is composed of Mr. Hug, Chairman, Mr. Segrest and Mr. Voss. The Audit Committee met four times during (or with regard to) fiscal 1999. The Audit Committee's responsibilities are described below under the caption "Audit Committee Chairman's Letter". The current Compensation Committee is composed of Mr. Polley, Chairman, Mr. Hug, Mr. Halpin and Mr. Segrest. The Compensation Committee met one time during (or with regard to) fiscal 1999 and reviewed the executive compensation plan of the Company in light of industry practices and circumstances unique to the Company. The current General Stock Option Committee is composed of Mr. Hug and Mr. Halpin. The General Stock Option Committee has the authority, as does the full Board of Directors, to grant stock options under the Amended and Restated Stock Option Plan. In 1999, the New Employee and Retention Stock Option Committee was composed of one member, Mr. Kalush. The New Employee and Retention Stock Option Committee has the authority to grant stock options under the Amended and Restated Stock Option Plan to newly hired employees of the Company and, for retention purposes, to existing employees of the Company. It is not intended that the New Employee and Retention Stock Option Committee will grant options to officers or directors of the Company.

       The Board of Directors held six meetings during the fiscal year ended December 31, 1999. None of the directors attended fewer than 75% of the meetings of the Board of Directors and its committees on which such director served.

  Compensation of Directors

  Cash Compensation
       The Company compensates five of its independent directors, Mr. Hug, Mr. Halpin, Mr. Segrest, Mr. Thawley and Mr. Voss, based upon the number of meetings attended, plus an annual retainer. This amount is reasonably estimated to be approximately $20,000 per year, per director. The remaining independent director, Mr. Polley received an annual retainer of $100,000. Mr. Kalush does not receive cash compensation as a director.

  Directors Stock Options
       In May 1999, each incumbent director was granted an option under the Directors Stock Option Plan for 5,000 shares of Common Stock (an aggregate of 35,000 shares). These options have an exercise price of $7.50 per share (fair market value on the date of grant) and will fully vest at 5 p.m. on the day preceding the 2000 annual meeting of shareholders. See also "Amendment to Amended and Restated Director Stock Option Plan."

  Audit Committee Chairman's Letter

       The Audit Committee (under this caption, the "Committee") of the Board of Directors is currently composed of Mr. Hug, Chairman, Mr. Segrest, and Mr. Voss.

       The purpose of the Audit Committee is to assist the Board of Directors in carrying out its responsibility to oversee the Company's internal controls and financial reporting process. The Committee may take whatever actions it deems necessary to carry out its function. At a minimum, however, the Committee is charged with taking the following actions:

  1.   Meeting privately with the independent public accountants prior to
       the public release of quarterly and     annual operating results;
  2.   Meeting privately with the independent public accountants as  soon
       as possible after receipt of the   final audit report;
  3.   At least annually,  meeting privately with  the Company's  outside counsel;
  4. At least annually, meeting privately with the Company's Chief Accounting Officer;
  5. At least annually, meeting with the President, Chief Financial Officer and Chief Accounting Officer to discuss (a)any significant financial reporting issues discussed with the independent public accountants since the last meeting, (b) any significant legal issues discussed with the Company's outside legal counsel since the last meeting, and (c) any other matters which management or the Committee requests be discussed;
  6. At least annually, reporting to the Board of Directors its activities since the last meeting or any other matters which the Committee feels should be brought to the Board's attention;
  7.   Confirming  management's  selection  of  the  independent   public
       accountants; and
  8. Writing a letter to be included in the Company's Annual Report or Proxy Statement describing the Committee's responsibilities and activities during the year.

       The Committee took all these actions during (or with regard to) the fiscal year ended December 31, 1999. In its private meetings with the independent public accountants, the Committee inquired as to such things as their overall level of comfort with the Company's financial statements and internal controls, whether it considered management's determination of reserves and other estimates used in preparing the financial statements to be reasonable, whether there had been any disagreement (resolved or not) with management regarding any financial reporting issue, and if there were any other matters which needed to be brought to the Committee's attention.


  February 9, 2000                        Paul N. Hug
                                          Chairman

                            EXECUTIVE OFFICERS

  The executive officers of the Company, their respective ages, positions held and tenure as officers are listed below:
                                                                Executive
                                                               Officers of
                                                               the Company
        Name         Age   Position(s) Held with the Company      Since
  -----------------  ---   ---------------------------------   -----------
  R. Stephen Polley   49   Chairman of the Board                  1993
                           and former Chief Executive Officer

  Gregory B. Kalush   43   Chief Executive Officer                1998
                           and President

  Steven P. Kovac     44   Chief Financial Officer,               1999
                           VP of Finance and Treasurer

       R. Stephen Polley joined the Company as President and Chief Operating Officer and was elected a director by the Board of Directors in November 1993. In June 1994, Mr. Polley was named Chief Executive Officer of the Company and appointed Chairman of the Board of Directors. In March 1999, Mr. Polley resigned all officer positions, but remained Chairman of the Board. In June 1998, Mr. Polley was appointed a director of ObjectSpace. ObjectSpace is a provider of distributed computing solutions built on 100% Pure Java(tm). From August 1992 to February 1993, Mr. Polley acted as a consultant in strategic and management matters and as a director for Computer Automation, Inc. Computer Automation provided various products and services for use in facsimile management systems, minicomputers and microcomputers. From 1987 to April 1992, Mr. Polley served as President, Chief Executive Officer and a director of Intellicall, Inc., a diversified supplier of telecommunications products and services including private pay telephones and microprocessor-based automated operator systems. Mr. Polley is not seeking reelection of the Board of Directors.

       Gregory B. Kalush joined the Company in February 1998, as Chief Financial Officer, Vice President of Finance and Treasurer. In March 1999, Mr. Kalush was appointed Chief Executive Officer, President, and Director of the Company. Prior to joining Interphase, Mr. Kalush was with DSC Communications Corporation from 1995 to 1997. While at DSC he served as Vice President Transmission Data Services, Vice President of Operations, International Access Products and Group Vice President of Finance, Transport Systems Group. Prior to DSC, Mr. Kalush was with IBM Corporation from 1978 to 1994. During that time his positions included Chief Financial Officer and Operations Executive for the Skill Dynamics Unit, Director of Finance, Planning and Administration for the southwest area, and Division Director of Finance and Operations for the Data Systems division.

       Steven P. Kovac joined the Company in May 1999 as Chief Financial Officer, Vice President of Finance and Treasurer. Prior to Interphase, From 1997 to 1999 Mr. Kovac served as Chief Operating Officer and Chief Financial Officer for TPN Inc., a satellite television network. From 1989 to 1997 Mr. Kovac was the Regional Vice President of Finance and Chief Financial Officer for AT&T Wireless Services, McCaw Cellular Communications and LIN Cellular Communications. From 1988 to 1989 Mr. Kovac was Vice President of Finance and Administration for BBL Industries, which manufactures paging terminals and voice messaging equipment. Mr. Kovac is a member of the Board of Directors for Integrated Systems Corporation, a reseller of DSL and satellite ISP, located in Denver, Colorado.

                          EXECUTIVE COMPENSATION

  Report of the Compensation Committee of the Board of Directors on Executive Compensation

       The Compensation Committee (under this caption, the "Committee") is responsible for structuring and monitoring the Company's executive compensation program. The Committee is currently composed of four non-employee members of the Board of Directors: Mr. Polley, Chairman, Mr. Halpin, Mr. Hug and Mr. Segrest. Recommendations of the Committee are ultimately reviewed, considered and approved by the Board of Directors; however, after the executive compensation program has been approved by the Board of Directors, the Committee performs ministerial functions effecting and implementing aspects of the program on behalf of the Board of Directors.

       The Committee views its primary objective to be the structuring of a compensation strategy designed to align the interests of executives with the interests of shareholders by creating incentives which are performance-based and tied to the attainment of overall Company goals.
   The markets in which the Company competes are highly competitive and to succeed in them over the long term the Company must be able to attract, motivate and retain executives with extraordinary qualifications and talents. The Committee evaluates the compensation strategy and compensation plans accordingly.

       Salient components of the executive compensation program include annual salary, annual bonus plan and stock option grants.

       At this time, based on the Company's current executive compensation structure, the Company does not believe it is necessary to adopt a policy with respect to qualifying executive compensation in excess of $1 million for deductibility under Sections 162(m) of the Internal Revenue Code, except with respect to the Amended and Restated Stock Option Plan.

  Annual salary

       The Committee attempts to establish annual salary levels that are appropriate with regard to (i) competitive salary levels, (ii) qualifications and experience, and (iii) the longevity, performance and responsibility of the executive. At least annually, the Committee reviews executive salaries and recommends adjustments where appropriate.

  Executive bonus plan

       The  executive   bonus  plan   is  intended   to  link   executive
  compensation with the attainment of defined Company goals on an annual basis.

       Each fiscal year the Committee, after consulting with management of the Company, establishes annual financial targets for the Company. A target annual bonus amount is established based upon these financial targets. The actual payment of bonuses is primarily dependent upon the extent to which these Company-wide objectives are achieved. The financial targets established for 1999 were achieved, thus executive bonuses were paid.

  Stock option grants

       Through the granting of stock options the Company intends to align the executives' long-term interests with those of the shareholders of the Company by tying executive compensation to the long-term performance of the Company's stock price. This is the Company's principal long-term incentive to executives.

       The Committee recommends to the General Stock Option Committee the number of shares to be granted to an executive based upon several factors including, but not limited to, management's recommendation, the executive's salary level, performance, position, contribution to the management team, and contribution to the overall success of the Company.

  Chief Executive Officer compensation

       During fiscal 1999, Mr. Kalush received a base salary of $225,000 under an employment agreement with the Company. Additionally, Mr. Kalush participated in the 1999 annual bonus plan which established specific operating objectives related to Company-wide financial performance, including development and implementation of key product and strategic plans of the Company.

       Prior to his resignation as Chief Executive Officer, Mr. Polly received a base salary of $250,000 per year under an employment agreement with the Company.

  Summary

       The Compensation Committee, in its judgment, has established executive compensation levels which reflect the Committee's desire to reward executives for individual contribution to the attainment of the Company's goals while linking each executive's financial opportunity with increased value to the shareholders.


                           THE COMPENSATION COMMITTEE

                                R. Stephen Polley
                                James F. Halpin
                                Paul N. Hug
                                David H. Segrest

  Employment Agreements

       The Board of Directors approved Mr. Kalush's current employment agreement, effective March 12, 1999, pursuant to which the Company employs Mr. Kalush as its Chief Executive Officer and President, at a base salary from March 1999 until March 2000 of $225,000 per year. After the expiration of the initial term of employment, the employment agreement will continue for successive one year terms, unless either Mr. Kalush or the Company gives notice to the other party more than 30 days prior to the expiration of the current term that the agreement will not be renewed. In addition, in accordance with his employment agreement, Mr. Kalush (i) received in March 1999 a non-qualified stock option for 77,578 common shares, and an incentive stock option for 22,422 common shares, all for a ten year term and an exercise price of $7.313 per share, and received in October 1999 a non-qualified stock option for 50,000 common shares for a ten year term and an exercise price of $23.00 per share, (ii) is entitled to an annual bonus based upon the guidelines contained in the Company's Executive Bonus Plan, with his "annual bonus target" being established by the Compensation Committee, and (iii) is entitled to certain benefits available to officers of the Company generally.

       Mr. Kalush's employment agreement permits the Company to terminate Mr. Kalush without further compensation for overt misconduct. If Mr. Kalush dies or the Company elects not to extend the then current term of Mr. Kalush's employment agreement or terminates Mr. Kalush's employment agreement by reason of disability, then Mr. Kalush will be entitled to (i) receive severance compensation in the amount of one year's base salary, and (ii) receive a pro rata payment of his bonus for the year in which he is terminated. However, if Mr. Kalush's employment is terminated (i) by means of the Company's election not to renew the employment term he will be entitled to receive an amount equal to his last year's bonus, or (ii) following a "change in control" (as defined below), he will be entitled to severance compensation in the amount of two year' base salary and his last year's bonus.

       In the event of a "change in control" of the Company, all outstanding stock options of Mr. Kalush will become exercisable. A "change in control" under these arrangements occurs when one investor, including its affiliated, owns 20% or more of the outstanding Common Stock of the Company. In addition, under certain circumstances Mr. Kalush is given an additional period of up to three years to exercise his options.

            The Board of Directors approved Mr. Kovac's current employment agreement, effective May 11, 1999, pursuant to which the Company employs Mr. Kovac as its Chief Financial Officer, Vice President of Finance and Treasurer, at a base salary of $175,000 per year. In addition, in accordance with his employment agreement, Mr. Kovac (i) received in May 1999 a non-qualified stock option for 40,300 common shares, and an incentive stock option for 59,700 common shares, all for a ten year term and an exercise price of $8.375 per share, (ii) is entitled to an annual bonus based upon the guidelines contained in the Company's Executive Bonus Plan, with his "annual bonus target" being established by the Compensation Committee, and (iii) is entitled to certain benefits available to officers of the Company generally.

       Mr. Kovac's employment agreement permits the Company to terminate Mr. Kovac without further compensation for willful neglect of his duties. If the Company terminates Mr. Kovac for any reason other than willful neglect, Mr. Kovac will receive (i) nine months severance pay at his base salary, and (ii) receive a pro rata payment of his bonus for the year in which he is terminated. In the event of a "change in control" of the Company, as defined above, all outstanding stock options of Mr. Kovac will become exercisable, subject to certain restrictions.

       The Board of Directors approved Mr. Polley's employment agreement, effective September 1996, pursuant to which the Company employed Mr. Polley as its Chairman of the Board, Chief Executive Officer, Chief Operating Officer and President, at a base salary from July 1997 until September 1999 of $250,000 per year. Effective March 12, 1999 Mr. Polley resigned his position of Chief Executive Officer, Chief
  Operating Officer and President, but remained Chairman of the Board until the May 3, 2000 annual meeting of shareholders. During 1999, he acted as a consultant to the Company, and will continue until the May 3, 2000 annual meeting of shareholder. In this role, he received compensation of $80,000 for 1999.

  Summary Compensation Table

       A summary compensation table has been provided below and includes individual compensation information on the Chief Executive Officer and certain other executive officers (collectively, the "Named Executive Officers") during fiscal 1999.

                          Annual Compensation (1)                      Long-term Compensation
                         -------------------------                     ----------------------
                                                         Other         Securities
                                                        Annual         Underlying      All Other
                                  Salary    Bonus    Compensation    Options/SAR's  Compensation (3)
                         Year      ($)       ($)        ($) (2)          (#)             ($)
                         ----    -------------------------------------------------------------------
  Gregory B. Kalush      1999    215,000   197,008         -           155,000          5,000
  Chief Executive        1998    160,000       -           -            60,000          5,661
  Officer
  and President

  Steven P. Kovac        1999   112,000     63,043         -           100,000            -
  Chief Financial
  Officer, VP Finance
  and Treasurer

  R. Stephen Polley      1999    48,000        -         80,000          5,000            -
  Chief Executive        1998   250,000        -           -             5,000          7,786
  Officer
  and President          1997   225,000     99,000         -             5,000          8,968

   (1) The table does not include the cost  to the Company  of benefits furnished to certain officers, including premiums  for  life and
       health  insurance.   No executive officer named  above  received
       other compensation in excess of the  lesser  of $50,000  or  10%
       of such officers' salary and bonus compensation .
   (2) Annual  retain  for  services  as  Chairman  of  the  Board  per employment agreement.
   (3) "All Other  Compensation" consists of matching and discretionary
       (as defined) payments by the Company pursuant to its 401(k) plan as  well as  payment  of  accrued, but unused, vacation benefits pursuant to Company policy.

  Option/SAR Grants in Last Fiscal Year

  The following table provides information with respect to stock options/SARs granted to the Named Executive Officers during the fiscal year ended December 31, 1999. The potential realized value reported below assumes compounded annual rates of return over the term of the options.

                   Number of   Total Options/
                   Securities   SARs Granted                        at Assumed Annual Rates
                   Underlying   to Employees                       of Stock Price Appreciation
                  Options/SARs   in Fiscal     Exercise                  for Option Term
                     Granted        Year        Price    Expiration   5 Percent   10 Percent
 Name                  (#)          (%)          ($)        Date         ($)          ($)
 ---------------------------------------------------------------------------------------------
 Gregory B. Kalush    100,000        12%      $ 7.313      3/12/2009   $ 459,874    $1,165,392
                        5,000         6%      $ 7.500       5/5/2004   $  10,361    $   22,894
                       50,000         6%      $23.000     10/20/2009   $ 723,229    $1,832,803

 R. Stephen Polley      5,000         6%      $ 7.500       5/5/2004   $  10,361    $   22,894

 Steven P. Kovac      100,000        12%      $ 8.375        5/11/09   $ 526,699    $1,334,759


  Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

       The following table discloses incentive stock option exercises for the Named Executive Officers during the fiscal year ended December 31, 1999. In addition, the number and value of unexercised options/SARs that were outstanding at December 31, 1999 are summarized in the table. A distinction is made between options/SARs that were exercisable (vested) at December 31, 1999 and those options/SARs that were not exercisable at December 31, 1999.

                                            Number of Securities        Value of Unexercised
                                            Underlying Unexercised          In-The-Money
                        Shares                  Options/SARs               Options/SARs
                    Acquired on   Value     at fiscal Year End          at fiscal Year End
                      Exercise  Realized   Exercisable/Unexercisable  Exercisable/Unexercisable
  Name                  (#)       ($)                (#)                        (#)
  ---------------------------------------------------------------------------------------------
  Gregory B. Kalush       -          -        37,000   / 178,000        $520,864  / $ 1,810,959

  R. Stephen Polley    277,500   2,904,510    40,000   /      -          389,925  /      -

  Steven P. Kovac         -          -           -     /  100,000           -     /  $1,275,000

  Stock Performance Graph

       The following chart compares the cumulative total shareholder return on Common Stock during the fiscal years ended December 31, 1999, 1998, 1997, 1996 and 1995, and October 31, 1995 with the cumulative total return on the NASDAQ market index and a peer group index. The peer group consists of companies with the same four-digit SIC code as the Company (3577). The Company relied upon information provided by another firm with respect to the peer group stock performance. The Company did not attempt to validate the information supplied to it other than review it for reasonableness. The comparison assumes $100 was invested on October 31, 1994 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                       [PERFORMANCE GRAPH APPEARS HERE]


                                Cumulative Return

                 10/94   10/95   12/95   12/96   12/97   12/98  12/99
                 -----   -----   -----   -----   -----   -----  -----
  Interphase
    Corporation   100      96      97      83      48      58    176
  PEER Group      100     209     210     314     329     663   1465
  NASDAQ          100     134     137     166     207     291    526


                       CERTAIN RELATED TRANSACTIONS

       David H. Segrest, is the Assistant Secretary and a director of the Company, and a member of the Compensation Committee and the Audit Committee of the Board of Directors of the Company. Mr. Segrest is also a partner of Gardere & Wynne, L.L.P., the Company's general counsel. Mr. Segrest and others at Gardere & Wynne, L.L.P., provide legal services to the Company and are typically compensated at prevailing hourly rates. During 1999, the Company paid Gardere & Wynne, L.L.P. approximately $366,000 for services provided.

         SECTION 16(a)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and furnish the Company with a copy. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors, and greater than ten percent shareholders complied with all filing requirements applicable to them during the reporting period ended December 31, 1999, except that Form 4 was late for Mr. Thawley.

            AMENDMENT TO AMENDED AND RESTATED STOCK OPTION PLAN

       In 1984, the Company adopted a stock option plan for employees, which was amended and restated in 1994 (the "Employee Plan"), and also amended in 1995. All employees of the Company are eligible for grants including the President, Executive Vice Presidents, Vice Presidents and other executives of the Company, and the Company receives no consideration as a result of option grants or extensions. The Employee Plan is administered by the Board of Directors. The Board of Directors has delegated the authority to grant stock options under the Employee Plan to a General Stock Option Committee and a New Employee and Retention Stock Option Committee. See also "Election of Directors-Committees and Meetings of the Board of Directors."

       Incentive options ("Incentive Options") may be granted for a term of up to five years in the case of employees who own in excess of 10% of the Company's outstanding stock and up to ten years in the case of all other employees. Nonqualified stock options ("Nonqualified Stock Options") may be granted for a term of up to ten years to all employees. Nonqualified Stock Options may be granted at less than fair market value. Incentive Options may be granted to purchase shares at not less than their fair market value as of the date of grant, or 110% of fair market value in the case of any employee holding in excess of 10% of the outstanding stock as of the date of the grant. Options granted under the Employee Plan cannot be transferred other than by will or by the laws of descent and distribution. The fair market value of the Common Stock as of March 6, 2000, was $24.188 per share.

       The Board of Directors has adopted an amendment to the Employee Plan (the "Amendment") (see Exhibit A), subject to the approval of the shareholders at the annual meeting. The Employee Plan currently covers 2,350,000 shares of Common Stock and all available stock options thereunder have been granted. The purpose of the Amendment is to increase the aggregate number of shares of Common Stock issuable upon exercise of options granted under the Employee Plan by 1,150,000 shares to a total of 3,500,000 shares.

       The purpose of the Employee Plan is to promote the interests of the Company and its shareholders by (i) attracting and retaining key employees, (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals and (iii) encouraging such persons to become owners of Common Stock.

       In addition, competition for highly qualified individuals within the Company's industry is intense, and to successfully attract and retain the best candidates, the Company must continue to offer a competitive equity incentive program as an essential component of its compensation packages.

       The Employee Plan provides that if an optionee dies or becomes disabled while in the employ of the Company but prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised his option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the optionee on the date of the optionee's death or disability, by (i) the optionee's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the optionee in the event of the optionee's death, or (ii) the optionee or his personal representative in the event of the optionee's disability, provided the option is exercised prior to the date of its expiration or not more than one year from the date of the optionee's death or disability whichever first occurs.

       Shares to be optioned and sold under the Employee Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Employee Plan may be reoffered under the Employee Plan.

       The Employee Plan may be amended or discontinued by the Board of Directors without the approval of the shareholders of the Company, except that any amendment that would (a) materially increase the benefits accruing to participants under the Employee Plan,
  (b) materially increase the number of securities that may be issued under the Employee Plan, or (c) materially modify the requirements or eligibility for participation in the Employee Plan must be approved by the shareholders of the Company.

       Unless sooner terminated by action of the Board of Directors, the Employee Plan will terminate on November 8, 2004.

       Incentive Options granted under the Employee Plan are currently entitled to "incentive stock option" treatment for federal income tax purposes provided by Section 422 of the Internal Revenue Code. The Company will not be entitled to a deduction upon any exercise of an incentive option. The optionee's gain on exercise (the excess of the fair market value at the time of exercise over the exercise price) of an Incentive Option is a tax preference item and, while not being included in ordinary income for normal income tax purposes, is included in taxable income for purposes of calculating alternative minimum tax. The gain realized upon the subsequent disposition of the stock acquired upon exercise of the Incentive Option will be entitled to capital gain treatment, provided that no such disposition is made within two years after the Incentive Option was granted or one year after the Incentive Option was exercised. If such holding period requirements are not satisfied, the optionee will recognize ordinary income equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or, (ii) the amount realized on the disposition minus the exercise price, and may receive a credit against income tax to the extent alternative minimum tax liability was incurred upon exercise. If the optionee must recognize ordinary income, the Company will be entitled to a corresponding deduction.

       Under present federal income tax laws, the grant of Nonqualified Stock Options under the Employee Plan will not result in taxable income to the optionee. Generally, the exercise of a Nonqualified Stock Option under the Employee Plan will result in recognition of ordinary income following exercise in an amount equal to the excess of the then fair market value of shares acquired over the exercise price for those shares. The Company will be entitled to a corresponding deduction at that time.

       The foregoing statements are based upon federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

       The Amendment is being submitted for shareholder approval pursuant to the requirements of the National Association of Securities Dealers for securities traded on the National Market System, and of Sections 162(m) and 422 of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits the Company's tax deduction for compensation expense to any one executive officer to $1 million per year, except that compensation under certain shareholder-approved incentive compensation plans is not subject to this limit; this Plan is being amended subject to shareholder approval to conform with this exception to Section 162(m). Section 422 of the Internal Revenue Code requires shareholder approval in order for options to be treated as incentive stock options. Approval of the Amendment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to be voted at the meeting. The Board of Directors has approved the Amendment and recommends that the shareholders vote "for" approval of the Amendment.


       AMENDMENT TO AMENDED AND RESTATED DIRECTOR STOCK OPTION PLAN

       In 1994, the Board of Directors of the Company formalized its program of granting stock options to the Directors (the "Directors Plan"), which was amended and restated in 1996. The Directors Plan provides for the grant of stock options for up to 500,000 shares of Common Stock of the Company. All directors of the Company are eligible for grants under the Directors Plan, and the Company receives no consideration as a result of option grants or extensions. The Board of Directors administers the Directors Plan.

       The Directors Plan provides that in each year during the term of the Directors Plan each director elected at the annual shareholders meeting who has not previously served as a director of the Company will automatically be granted a five-year option to purchase 10,000 shares of Common Stock at an option price equal to the closing price of Common Stock on the date of such annual shareholders meeting. The Directors Plan further provides that in each year during the term of the Directors Plan each other director elected at the annual shareholders meeting will automatically be granted a five-year option to purchase 5,000 shares of Common Stock at an option price equal to the closing price of Common Stock on the date of such annual shareholders meeting. The Director Plan further provides for the automatic grant of an option to each newly elected or appointed director immediately upon their election or appointment even if elected or appointed at a time other than an annual shareholders meeting As of March 6, 2000, the aggregate number of shares for which options have been granted under the Directors Plan is 180,000.

       Directors may elect by written notice to the Company not to receive one or more option grants under the Directors Plan. Each director accepting an option under the Directors Plan will sign a stock option agreement in the form approved by the Board of Directors. Options cannot be transferred except by will or the laws of descent and distribution. The fair market value of the Common Stock as of March 6, 2000, was $24.188 per share.

       The Board of Directors has adopted an amendment to the Directors Plan (see Exhibit B), subject to the approval of the shareholders at the annual meeting. The Directors Plan currently covers 500,000 shares of Common Stock and all available stock options thereunder have been granted. One purpose of the amendment is to increase the aggregate number of shares of Common Stock issuable upon exercise of options granted under the Director Plan by 250,000 shares to a total of 750,000 shares. The amendment further provides that in each year during the term of the Directors Plan each director elected at the annual shareholders meeting who has not previously served as a director of the Company will automatically be granted a ten-year option to purchase 20,000 shares of Common Stock at an option price equal to the closing price of Common Stock on the date of such annual shareholders meeting.
   The amendment further provides that in each year during the term of the Directors Plan each other director elected at the annual shareholders meeting will automatically be granted a ten-year option to purchase 10,000 shares of Common Stock at an option price equal to the closing price of Common Stock on the date of such annual shareholders meeting.

       The purpose of the Directors Plan is to provide directors of the Company with a proprietary interest in the Company through the granting of options which will increase the interest of the directors in the Company's welfare, furnish an incentive to the directors to continue their services for the Company, and provide a means through which the Company may attract able persons to serve on the Board of Directors.

       The Directors Plan provides that if an optionee dies or becomes disabled prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised his option, the option may be exercised at any time prior to the date of its expiration by (i) the optionee's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the optionee in the event of the optionee's death, or (ii) the optionee or his personal representative in the event of the optionee's disability, subject to the other terms of the Directors Plan and applicable laws, rules, and regulations.

       Shares to be optioned and sold under the Directors Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Directors Plan may be reoffered under the Directors Plan.

       The Directors Plan may be amended or discontinued by the Board of Directors without the approval of the shareholders of the Company, except that any amendment that would (a) materially increase the benefits accruing to participants under the Directors Plan,
  (b) materially increase the number of securities that may be issued under the Directors Plan, or (c) materially modify the requirement of eligibility for participation in the Directors Plan, must be approved by the shareholders of the Company. In addition, the Directors Plan cannot be amended more than once in any six-month period, except in limited circumstances.

       Unless sooner terminated by action of the Board of Directors, the Directors Plan will terminate on May 5, 2004.

       Under present federal income tax laws, the grant of an option under the Directors Plan will not result in taxable income to the director. Generally, the exercise of an option granted under the Directors Plan will result in the recognition of ordinary income following exercise in an amount equal to the excess of the then fair market value of shares acquired over the exercise price for those shares. The Company will be entitled to a corresponding deduction at that time. The foregoing statements are based upon federal income tax laws and regulations and are subject to change if the laws and regulations, or interpretations thereof, change.

       The amendment to the Directors Plan is being submitted for shareholder approval pursuant to the requirements of the National Association of Securities Dealers for securities traded on the National Market System. Approval of the amendment will require the affirmative vote of the holders of majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting. The Board of Directors has unanimously approved the amendment to the Directors Plan and recommends that the shareholders vote "for" approval of the amendment.


           AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

       The Company's Article of Incorporation (the "Articles") currently provide that the Company is authorized to issue 100,000,000 shares of Common Stock at zero par value. The Board of Directors has adopted an amendment to the Articles, (see Exhibit C), subject to the approval of the shareholders at the annual meeting, that would provide for the par value to be $.10 per share.

       If the proposed amendment is approved, the Board of Directors feels this will more accurately report to the shareholders the equity value of the Company. The change will not have a material effect on the outstanding Common Stock, and new stock certificates will not be issued.

       The amendment to the Articles is being submitted for shareholder approval as required by the Texas Business Corporation Act. Approval of the amendment will require the affirmative vote of the holders of at least 66 2/3% of the shares of Common Stock outstanding and entitled to be vote at the meeting. The Board of Directors has unanimously approved the amendment and recommends that the shareholders vote "for" approval of the amendment.

             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

       ARTHUR ANDERSEN LLP served as the independent auditors of the Company for the fiscal year ended December 31, 1999. A representative of ARTHUR ANDERSEN LLP is expected to be present at the annual meeting and will have the opportunity to make a statement and will be available to answer appropriate shareholder questions.

                       SHAREHOLDERS' PROPOSALS

       Any proposals that shareholders of the Company desire to have presented at the 2001 annual meeting of shareholders must be received by the Company at its principal executive offices no later than December 2, 2000, whether or not the shareholder wishes to include the proposal in the Company's proxy materials.

                               MISCELLANEOUS

               The Annual Report to Shareholders of the Company for 1999, which includes financial statements, accompanying this Proxy Statement, does not form any part of the material for the solicitation of proxies.



         The Company will provide without charge to each person whose proxy is solicited hereby a copy of the Company's 1999 Form 10-K upon written request as set forth below. Exhibits to the Form 10-K are also available upon written request upon payment of a reasonable charge to cover the Company's cost in providing such exhibits. Written requests should be sent to Investor Relations, Interphase Corporation, 13800 Senlac, Dallas, Texas, 75234.


                                       By Order of the Board of Directors

                                       S. THOMAS THAWLEY
                                       Secretary
  Dallas, Texas
  March 30, 2000

  EXHIBIT A

                              AMENDMENT NO. 4
                                  TO THE
                          INTERPHASE CORPORATION
                  AMENDED AND RESTATED STOCK OPTION PLAN


       Pursuant to Section 17 of  the Interphase Corporation Amended  and

  Restated Stock Option Plan (the "Plan"), the Plan is hereby amended  as follows:

       1. Section 5 of the Plan is hereby amended to read in its entirety as follows:

            5.   SHARES SUBJECT  TO  PLAN.     The Board  may  not  grant
            options under the Plan for more than 3,500,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.


       IN WITNESS WHEREOF,  the undersigned has  executed this  Amendment effective as of the 19th day of January, 2000.



                                     INTERPHASE CORPORATION

                                     By: _______________________
                                     Gregory B. Kalush, President

  EXHIBIT B

                              AMENDMENT NO. 2
                       TO THE INTERPHASE CORPORATION
             AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN


       Pursuant to Section 15 of  the Interphase Corporation Amended  and

  Restated Directors Stock Option Plan (the  "Plan"), the Plan is  hereby amended, subject to approval by the Company's stockholders, as follows:

       1.   Section 4  of the  Plan is  hereby  amended by  changing  the number of shares in the first sentence from 500,000 to 750,000.

       2.   Sections  5(c)and(d)  of  the  Plan  are  hereby  amended  by changing references from 5,000 shares to 10,000 shares and a  reference from 10,000 shares to 20,000 shares.

       3.   Section 8  of the  Plan  is hereby  amended  to read  in  its entirety as follows:

            "8.  OPTION PERIOD.  The  Option Period will  begin

            on the  effective date  of  the option  grant  and,

            except for options described in Section 5(a),  will

            terminate on the tenth anniversary of that date."

       IN WITNESS WHEREOF,  the undersigned has  executed this  Amendment effective as of the ______ day of ___________________, 2000.


                                          INTERPHASE CORPORATION



                                         By: _______________________
                                         Gregory B. Kalush, President

  EXHIBIT C

                           ARTICLES OF AMENDMENT
                     TO THE ARTICLES OF INCORPORATION
                                    OF
                          INTERPHASE CORPORATION


       Pursuant to the provisions of Article  4.04 of the Texas  Business

  Corporation Act,  Interphase  Corporation,  a  Texas  corporation  (the

  "Corporation"), hereby adopts  the following Articles  of Amendment  to its Articles of Incorporation to establish  a par value for each  share of Common Stock of the Corporation.



       ARTICLE  ONE.    The  name   of  the  Corporation  is   Interphase
  Corporation.

       ARTICLE  TWO.    The  following  amendment  to  the  Articles   of
  Incorporation was adopted by the shareholders of the Corporation on May
  3, 2000:

       Article IV of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                                "ARTICLE IV

       The aggregate number of shares which the corporation shall have the authority to issue is one hundred million (100,000,000) consisting of one hundred million shares of Common Stock with the par value of $.10 per share.

       At each meeting of the shareholders of the corporation, each holder of record of shares of the Common Stock of the corporation, who was such holder on the date fixed by the Board of Directors as the record date for determining persons entitled to vote at such meeting, shall be entitled to one vote, to be cast in person or by proxy, for each share of Common Stock held by him on such record date."


       ARTICLE THREE.   The  number  of shares  of  Common Stock  of  the
  Corporation outstanding and entitled to vote was ___________________ at the time of the adoption of this amendment.

       ARTICLE FOUR. The number of shares voted FOR the amendment was __________________, the number of shares voted AGAINST the amendment was _____________, and the number of shares ABSTAINING was __________.

       ARTICLE FIVE. Upon issuance of the Certificate of Amendment, each share of the issued and outstanding Common Stock, no par value, of the Corporation held by each and every shareholder will be automatically and without further action converted into one (1) share of Common Stock, $.10 par value, of the Corporation.

       ARTICLE SIX. Upon issuance of the Certificate of Amendment, by virtue of the conversion of the Common Stock of the Corporation from no par value per share to $.10 par value per share, the stated capital of the Corporation shall be changed from $____________ to $_____________ .

       DATED as of the ______ day of May, 2000.


                                INTERPHASE CORPORATION

                                By: __________________
                                Gregory B. Kalush, President

    FORM OF PROXY CARD FOR INTERPHASE CORPORATION 2000 ANNUAL MEETING

                                   PROXY
                          INTERPHASE CORPORATION

  The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Interphase Corporation (the "Company") to be held on May 3, 2000 at 10:00 a.m. local time at the Renaissance Hotel at 4099 Valley View Lane, Dallas, Texas 75244, and the Proxy Statement in connection therewith, and (b) appoints Gregory B. Kalush and S. Thomas Thawley, and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that this proxy be voted as follows:

  1.   ELECTION OF DIRECTORS    ____    FOR nominees listed below  except
                                        as marked to the contrary below

                                ____    WITHHOLD AUTHORITY to vote for
                                        all nominees listed below

                                        James F. Halpin, Paul N. Hug,
                                        Gregory B. Kalush,  David H.
                                        Segrest, S. Thomas Thawley and
                                        William R. Voss

  INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.
  _______________________________________________________________________
  2. PROPOSAL TO AMEND THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES ISSUABLE UPON EXERCISE OF OPTIONS THEREUNDER FROM 2,350,000 TO 3,500,000.

                 ___  FOR     ___  AGAINST   ___  ABSTAIN
  _______________________________________________________________________
  3. PROPOSAL TO AMEND THE COMPANY'S DIRECTOR STOCK OPTION PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES ISSUABLE UPON EXERCISE OF OPTIONS THEREUNDER FROM 500,000 TO 750,000 SHARES AND TO PROVIDE THAT EACH ANNUAL GRANT IS INCREASED FROM 5,000 TO 10,000 SHARES, AND THAT NEW DIRECTOR GRANTS ARE INCREASED FROM 10,000 TO 20,000 SHARES, AND TO PROVIDE THAT THE OPTION TERM IS INCREASED FROM FIVE TO TEN YEARS.

                 ___  FOR     ___  AGAINST     ___  ABSTAIN
 _______________________________________________________________________
  4. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE STATED PAR VALUE OF INTERPHASE COMMON STOCK FROM ZERO PAR TO $.10 PAR VALUE PER SHARE.

                           ____   FOR    ____ AGAINST    ____  ABSTAIN
  _______________________________________________________________________
  5. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEROF.

                           ____   FOR    ____ AGAINST    ____  ABSTAIN
  _______________________________________________________________________

           (continued and to be dated and signed on the reverse side)

                       (continued from other side)

       If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment thereof, both of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

       THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE MATTERS REFERRED TO ABOVE.

       The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
  COMPANY.


                                    Dated:_______________________________



                                    _____________________________________
                                                  Signature


                                    ____________________________________
                                          (Signature if held jointly)

                                    Please date the proxy and sign your
                                    name exactly as it appears hereon.
                                    Where there is more than one owner,
                                    each should sign.  When signing as
                                    an attorney, administrator, executor,
                                    guardian or trustee, please add your
                                    title as such.  If executed by a
                                    corporation, the proxy should be
                                    signed by a duly authorized officer.
                                    Please date and sign the proxy and
                                    return it promptly whether or not
                                    you expect to attend the meeting.
                                    You may nevertheless vote in person
                                    if you do attend.